EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Z Trim Holdings, Inc. on Form 10-Q for the year quarter June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Brian Chaiken, Chief Financial Officer of Z Trim Holdings, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1)           The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2)           The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Z Trim Holdings, Inc.

August 19, 2008	By:	/s/ Brian Chaiken
Brian Chaiken
Chief Financial Officer (Principal Financial Officer)